SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                                 ____________________

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)  October 12, 1997
                                                     -------------------------

                               ICG COMMUNICATIONS, INC.
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                  (Exact name of registrant as specified in charter)

          Delaware                 1-11965                   84-1342022
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    (State of Incorporation)     (Commission               (IRS Employer
                                 File Number)           Identification No.)

      9605 E. Maroon Circle, P.O. Box 6742, Englewood, Colorado 80155-6742
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                  (Address of principal executive offices)

                             ICG HOLDINGS (CANADA), INC.
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                  (Exact name of registrant as specified in charter)

           Canada                  1-11052                Not Applicable
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    (State of Incorporation)     (Commission              (IRS Employer
                                 File Number)          Identification No.)

      1710-1177 West Hastings Street, Vancouver, British Columbia V6E 2L3
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                   (Address of principal executive offices)

                                  ICG HOLDINGS, INC.
     -------------------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

          Colorado                 33-96540                 84-1158866
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    (State of Incorporation)     (Commission              (IRS Employer
                                 File Number)           Identification No.)

      9605 E. Maroon Circle, P.O. Box 6742, Englewood, Colorado 80155-6742
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                   (Address of principal executive offices)

     Registrants' telephone numbers, including area codes  (800) 650-5960 or
                                                          --------------------
                                                            (303) 572-5960
                                                          --------------------

                                     N/A
                                  ---------
         (Former name or former address, if changed since last report.)

          ITEM 5.   OTHER EVENTS.
          ------    ------------

               On October 12, 1997, NETCOM On-Line Communications Services, Inc., a Delaware corporation ("NETCOM"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with ICG Communications, Inc., a Delaware corporation ("ICG"), pursuant to which ICG has agreed to acquire NETCOM through a tax-free merger (the "Merger") of a newly formed Delaware subsidiary of ICG with and into NETCOM. Under the terms of the Merger Agreement, each share of NETCOM's $.01 par value Common Stock would be exchanged for 0.8628 shares of Common Stock, $.01 par value, of ICG ("ICG Common Stock"), subject to adjustment as described below. The closing price of a share of ICG Common Stock on the Nasdaq National Market on October 10, 1997 was $26.25.

               The exchange ratio will be subject to adjustment as follows:
          If the volume weighted average price for one share of ICG Common Stock for the ten consecutive trading days ending two trading days prior to the closing of the Merger (the "ICG Closing Price") drops below $22.125 but no less than $19.00, the exchange ratio will be adjusted to equal the fraction obtained by dividing $19.0625 by the ICG Closing Price, and if the ICG Closing Price drops below $19.00 per share, the exchange ratio will be fixed at
          1.0078 shares of ICG Common Stock for each share of NETCOM Common
          Stock.

               The Merger has been unanimously approved by the Boards of Directors of both ICG and NETCOM. Either party may terminate the Merger Agreement without liability if such party's independent auditors render written advice that the Merger will not qualify for pooling-of-interests accounting treatment, or upon the occurrence of other specified events. The Merger is subject to the effectiveness of a registration statement registering the shares of ICG Common Stock that will be issued pursuant to the Merger Agreement. In addition, the consummation of the Merger is conditioned upon approval by the stockholders of both ICG and NETCOM, certain regulatory approvals, required consents and other customary closing conditions. The parties expect the transaction to close during the first quarter of 1998.

                                      SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


          Dated: October 21, 1997            ICG COMMUNICATIONS, INC.

                                             By:/s/ James D. Grenfell
                                                -----------------------------
                                                James D. Grenfell
                                                Executive Vice President
                                                  and Chief Financial Officer


                                             ICG HOLDINGS (CANADA), INC.


                                             By:/s/ James D. Grenfell
                                                -----------------------------
                                                James D. Grenfell
                                                Executive Vice President
                                                  and Chief Financial Officer


                                             ICG HOLDINGS, INC.


                                             By:/s/ James D. Grenfell
                                                -----------------------------
                                                James D. Grenfell
                                                Executive Vice President
                                                  and Chief Financial Officer